Exhibit 99.1

NEWS RELEASE

Pacer International Shareholders Approve Merger with XPO Logistics

DUBLIN, Ohio—(BUSINESS WIRE)—Mar. 27, 2014— Pacer International, Inc. (“Pacer”) (NASDAQ:PACR), the third largest provider of intermodal transportation services in North America, today announced that its shareholders have approved the acquisition of Pacer by XPO Logistics, Inc.(“XPO”) (NYSE:XPO).

The proposal, which required approval by a majority of Pacer’s outstanding shares, was approved at a special shareholders meeting held today in Dublin, Ohio. Based on the final voting results, approximately 97.4% of the shares present at the special meeting voted to approve the merger, representing approximately 73.2% of Pacer’s outstanding common shares as of February 21, 2014, the record date for the special meeting.

“We are pleased that our shareholders have recognized the merits of our merger with XPO,” said Daniel Avramovich, chairman and chief executive officer of Pacer. “I would like to offer my sincere thanks and appreciation to Pacer’s dedicated employees. I am extremely proud of this group of people and see today’s result as a culmination of the value that they have delivered to our investors.”

Shareholders today also voted to approve a non-binding proposal regarding certain merger-related executive compensation arrangements.

Pacer and XPO currently expect to complete the merger on March 31, 2014.

About Pacer International, Inc.

Pacer International, Inc. (NASDAQ:PACR), a leading North American freight transportation and logistics services provider, offers a broad array of services to facilitate the movement of freight through its intermodal and logistics operating segments. Pacer’s intermodal segment utilizes its container capacity, integrated local transportation services, and door-to-door intermodal management services. Its logistics segment provides truck brokerage, warehousing and distribution, global freight forwarding services and supply chain management services.

Pacer’s contractual arrangements with rail carriers provide access to more than 60,000 miles of network rail routes. To support these operations, Pacer manages one of the largest domestic intermodal fleets in North America, with approximately 17,000 Pacer-controlled containers and access to over 100,000 additional big and small boxes. For more information: www.pacer.com

Forward Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by Pacer in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors Pacers believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, those discussed in XPO’s and Pacer’s filings with the Securities and Exchange Commission and the following: economic conditions generally; competition; XPO’s ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of the acquisition of Pacer, including the expected impact on XPO’s results of operations; the ability to obtain the requisite regulatory approvals and the satisfaction of other conditions to consummation of the transaction; the ability to realize anticipated synergies and cost savings; XPO’s ability to attract and retain key employees to execute its growth strategy, including retention of Pacer’s management team; litigation, including litigation related to misclassification of independent contractors; the ability to develop and implement a suitable information technology system; the ability to maintain positive relationships with XPO’s and Pacer’s networks of third-party transportation providers; the ability to retain XPO’s and Pacer’s largest customers; XPO’s ability to successfully integrate Pacer and other acquired businesses; and governmental regulation. All forward-looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO, Pacer or their respective businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and neither XPO nor Pacer undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

Investor Contact:

Steve Markosky, +1-614-923-1703

steve.markosky@pacer.com

Media Contacts:

Joele Frank, Wilkinson Brimmer Katcher

Matthew Sherman, Tim Lynch, Joseph Sala, +1-212-355-4449